SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

May [5], 2004

[$301,600,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

CLASSES A1, A2, M1, M2, M3, M4, M5, M6, M7 & M8

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE4

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay	Expected Last Principal Pay(2)
A1 (3)	210,300,000	Senior / FLT	AAA/Aaa	2.38	July 2004	Apr 2012
A2 (3)	27,300,000	Senior / FLT	AAA/Aaa	2.57	July 2004	Apr 2012
M1 (3)	18,080,000	Mezzanine / FLT	AA/Aaa	5.38	Jan 2008	Apr 2012
M2 (3)	9,920,000	Mezzanine / FLT	AA/Aa2	5.31	Nov 2007	Apr 2012
M3 (3)	6,400,000	Mezzanine / FLT	AA-/Aa2	5.28	Oct 2007	Apr 2012
M4 (3)	10,400,000	Mezzanine / FLT	A/Aa3	5.26	Sep 2007	Apr 2012
M5 (3)	5,600,000	Mezzanine / FLT	A-/A2	5.24	Sep 2007	Apr 2012
M6 (3)	4,800,000	Mezzanine / FLT	BBB+/A2	5.23	Aug 2007	Apr 2012
M7 (3)	4,000,000	Mezzanine / FLT	BBB/A3	5.23	Aug 2007	Apr 2012
M8 (3)	4,800,000	Mezzanine / FLT	BBB-/Baa1	5.23	Aug 2007	Apr 2012
M9 (3)	**** Not Offered ***
M10 (3)	**** Not Offered ***
Total	301,600,000

(1)

Standard & Poor’s and Moody’s.

(2)

To 10% Call at the Pricing Speed.

(3)

The margin on the Class A1 and Class A2 Certificates will double and the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates will increase 1.5x after the first Distribution Date on which the optional redemption is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Summary of Terms

Cut-off Date:	June 1, 2004
Expected Pricing:	On or about May [7], 2004
Mortgage Originator:	Argent Mortgage Company LLC
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	[June 8, 2004] (the “Closing Date")
Servicer:	Litton Loan Servicing
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Managers:	TBD
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on July 25, 2004.
Interest Accrual:

Interest on the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, and Class M10 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	The Class A1, Class A2, Class M1, Class M2, Class M3 and Class M4 Certificates are expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	[TBD]
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1 Certificates and Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA” from S&P and “Aaa” from Moody's, that the Class M2 Certificates receive a rating of “AA” from S&P and “Aa2” from Moody's, that the Class M3 Certificates receive a rating of “AA-” from S&P and “Aa2” from Moody's, that the Class M4 Certificates receive a rating of “A” from S&P and “Aa3” from Moody's, that the Class M5 Certificates receive a rating of “A-” from S&P and “A2” from Moody's, that the Class M6 Certificates receive a rating of “BBB+” from S&P and “A2” from Moody's, that the Class M7 Certificates receive a rating of “BBB” from S&P and “A3” from Moody's, that the Class M8 Certificates receive a rating of “BBB-” from S&P and “Baa1” from Moody's, that the Class M9 Certificates receive a rating of “Baa2” from Moody's and that the Class M10 Certificates receive a rating of “Baa3” from Moody's.]

Registration:	The Offered Certificates will be available through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or be subject to the Georgia Fair Lending Act.  It is expected that all mortgage loans will have been originated in accordance with applicable state law, and will not be considered “High Cost”.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Originator will make representation and warranties to the Trust.

Pricing Speed:	Fixed Rate: 20% HEP ARM: 27% CPR
Certificates:

Group 1 Certificates:  Class A1 Certificates

Group II Certificates:  Class A2 Certificates

Class A Certificates:  Class A1 and Class A2 Certificates

Class M Certificates:  Class M1, Class M2, Class M3, Class M4, Class M5,

Class M6, Class M7, Class M8, Class M9 and

Class M10 Certificates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fee) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1 and Class A2 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

To the Class M6 Certificates current interest.

8.

To the Class M7 Certificates current interest.

9.

To the Class M8 Certificates current interest.

10.

To the Class M9 Certificates current interest.

11.

To the Class M10 Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage and the Class A2 Certificates will be paid the Class A2 Percentage of the total principal remittance amount until all such class principal balances have been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (“the Class A Principal Distribution Amount”).  The Class A1 Certificates will be paid the Class A1 Percentage and the Class A2 Certificates will be paid the Class A2 Percentage of the Class A Principal Distribution Amount until such class principal balances have been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

8.

Pay the Class M7 Certificates to their targeted enhancement level.

9.

Pay the Class M8 Certificates to their targeted enhancement level.

10.

Pay the Class M9 Certificates to their targeted enhancement level.

11.

Pay the Class M10 Certificates to their targeted enhancement level.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class A1 Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Class A2 Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, then to the Class M6 Certificates, then to the Class M7 Certificates, then to the Class M8 Certificates, then to the Class M9 Certificates and then to the Class M10 Certificates.

4.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1 and Class A2 Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, then to the Class M6 Certificates, then to the Class M7 Certificates, then to the Class M8 Certificates, then to the Class M9 Certificates and to the Class M10 Certificates.

5.

Carry Forward Amount first concurrently to the Class A1 and Class A2 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates and the Class M10 Certificates, subject to weighted average pass through rates on the Certificates.

Available Funds Cap:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance), with respect to the Offered Certificates, the applicable portion of the Servicing and Cap Fee.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Overcollateralization:

Overcollateralization will be fully-funded at approximately [3.35%] of the aggregate principal balance of the mortgage loans as of the cut off date, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [6.70%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [July 2007] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [51.50%].

Credit Enhancement:

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional redemption can be exercised, the margin on the Class A1 and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 will increase by 1.5x.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Cap Contract:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be based on the amount specified in the chart below.  In exchange for a monthly fee, the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in [August] 2004.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in [January] 2007.

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	17	205,518,674	7.06	9.25
2	302,087,503	7.08	9.25	18	200,221,499	7.23	9.25
3	294,909,778	7.08	9.25	19	195,055,272	7.14	9.25
4	287,744,983	7.26	9.25	20	190,017,860	8.11	9.25
5	280,592,199	7.08	9.25	21	185,104,894	8.98	9.25
6	273,454,428	7.25	9.25	22	180,313,258	8.11	9.25
7	266,475,216	7.08	9.25	23	175,639,923	8.35	9.25
8	259,669,009	7.08	9.25	24	171,081,940	8.1	9.25
9	253,031,476	7.69	9.25	25	166,636,433	8.39	9.25
10	246,558,396	7.07	9.25	26	162,300,597	8.62	9.25
11	240,245,655	7.25	9.25	27	158,071,700	8.62	9.25
12	234,089,242	7.07	9.25	28	153,947,078	8.9	9.25
13	228,085,249	7.24	9.25	29	149,924,132	8.61	9.25
14	222,229,863	7.07	9.25	30	146,000,330	8.89	9.25
15	216,519,371	7.06	9.25	31	142,173,205	8.64	9.25
16	210,950,151	7.24	9.25

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
July 2007 – June 2008	[3.00]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.
July 2008 – June 2009	[4.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
July 2009 – June 2010	[6.25]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
July 2010 and thereafter	[7.00]%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables

To Call

Class A-1

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.66	4.45	3.17	2.38	1.46	1.17	1.02
Mod Durn	15.48	4.24	3.07	2.32	1.45	1.17	1.01
Principal Window	Jul04 - Jun32	Jul04 - Oct18	Jul04 - Oct14	Jul04 - Apr12	Jul04 - Jan10	Jul04 - Mar07	Jul04 - Nov06

Class A-2

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.32	4.80	3.41	2.57	1.56	1.22	1.06
Mod Durn	15.09	4.55	3.29	2.50	1.54	1.21	1.06
Principal Window	Jul04 - Jun32	Jul04 - Oct18	Jul04 - Oct14	Jul04 - Apr12	Jul04 - Jan10	Jul04 - Apr07	Jul04 - Nov06

Class M-1

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.38	5.40	4.39	3.80
Mod Durn	21.12	8.77	6.40	5.16	5.21	4.27	3.71
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Jan08 - Apr12	Feb09 - Jan10	Apr07 - Feb09	Nov06 - Jun08

Class M-2

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.31	4.77	4.67	3.99
Mod Durn	20.65	8.68	6.35	5.07	4.60	4.51	3.88
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Nov07 - Apr12	Aug08 - Jan10	Nov08 - Feb09	Mar08 - Jun08

Class M-3

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.28	4.54	4.35	3.72
Mod Durn	19.97	8.55	6.28	5.00	4.35	4.18	3.60
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Oct07 - Apr12	May08 - Jan10	Jun08 - Feb09	Nov07 - Jun08

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class M-4

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.26	4.37	4.08	3.49
Mod Durn	18.90	8.34	6.16	4.90	4.14	3.89	3.35
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Sep07 - Apr12	Feb08 - Jan10	Feb08 - Feb09	Jul07 - Jun08

Class M-5

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.24	4.26	3.90	3.34
Mod Durn	17.91	8.14	6.05	4.82	3.99	3.68	3.18
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Sep07 - Apr12	Dec07 - Jan10	Dec07 - Feb09	Jun07 - Jun08

Class M-6

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.23	4.20	3.81	3.26
Mod Durn	17.09	7.96	5.95	4.75	3.90	3.57	3.08
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Aug07 - Apr12	Nov07 - Jan10	Oct07 - Feb09	Apr07 - Jun08

Class M-7

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.23	4.16	3.75	3.21
Mod Durn	16.80	7.90	5.91	4.71	3.85	3.50	3.03
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Aug07 - Apr12	Oct07 - Jan10	Sep07 - Feb09	Mar07 - Jun08

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class M-8

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.23	4.12	3.69	3.17
Mod Durn	15.69	7.64	5.77	4.62	3.75	3.40	2.95
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Aug07 - Apr12	Sep07 - Jan10	Aug07 - Feb09	Feb07 - Jun08

Class M-9

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.22	4.08	3.64	3.12
Mod Durn	15.69	7.64	5.77	4.62	3.72	3.36	2.91
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Jul07 - Apr12	Sep07 - Jan10	Jul07 - Feb09	Feb07 - Jun08

Class M-10

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	9.49	6.76	5.21	4.05	3.61	3.09
Mod Durn	15.69	7.64	5.77	4.61	3.70	3.33	2.88
Principal Window	Jan26 - Jun32	Dec08 - Oct18	Aug07 - Oct14	Jul07 - Apr12	Aug07 - Jan10	Jun07 - Feb09	Jan07 - Jun08

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Bond Sensitivity Tables

To Maturity

Class A-1

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.71	4.72	3.40	2.56	1.58	1.17	1.02
Mod Durn	15.52	4.46	3.27	2.49	1.55	1.17	1.01
Principal Window	Jul04 - Dec33	Jul04 - Apr30	Jul04 - Dec25	Jul04 – Jul21	Jul04 - Aug16	Jul04 - Mar07	Jul04 - Nov06

Class A-2

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.35	5.31	3.85	2.93	1.78	1.22	1.06
Mod Durn	15.11	4.94	3.65	2.81	1.74	1.21	1.06
Principal Window	Jul04 - Oct33	Jul04 - Oct30	Jul04 - Sep26	Jul04 - Apr22	Jul04 - Feb17	Jul04 - Apr07	Jul04 - Nov06

Class M-1

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.83	10.39	7.51	5.98	5.99	6.33	5.47
Mod Durn	21.23	9.46	7.02	5.68	5.74	6.02	5.25
Principal Window	Jan26 - Dec33	Dec08 - Apr29	Aug07 - May24	Jan08 - Mar20	Feb09 - Jul15	Apr07 - Mar15	Nov06 - Aug13

Class M-2

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.83	10.37	7.49	5.90	5.18	5.14	4.38
Mod Durn	20.75	9.34	6.94	5.57	4.96	4.93	4.23
Principal Window	Jan26 - Nov33	Dec08 - Jul28	Aug07 - Jun23	Nov07 - May19	Aug08 - Dec14	Nov08 - May13	Mar08 - Feb12

Class M-3

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.83	10.35	7.48	5.86	4.93	4.70	4.02
Mod Durn	20.06	9.17	6.84	5.47	4.69	4.49	3.86
Principal Window	Jan26 - Nov33	Dec08 - Dec27	Aug07 - Oct22	Oct07 - Oct18	May08 - Aug14	Jun08 - Jan13	Nov07 - Oct11

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Class M-4

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.83	10.33	7.45	5.81	4.75	4.42	3.78
Mod Durn	18.98	8.91	6.68	5.34	4.47	4.18	3.60
Principal Window	Jan26 - Oct33	Dec08 - Jun27	Aug07 - Apr22	Sep07 - May18	Feb08 - Apr14	Feb08 - Oct12	Jul07 - Jul11

Class M-5

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.82	10.30	7.42	5.77	4.62	4.22	3.61
Mod Durn	17.98	8.65	6.51	5.22	4.29	3.95	3.42
Principal Window	Jan26 - Sep33	Dec08 - Jul26	Aug07 - May21	Sep07 - Jul17	Dec07 - Sep13	Dec07 - Apr12	Jun07 - Feb11

Class M-6

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.82	10.26	7.38	5.73	4.54	4.11	3.52
Mod Durn	17.15	8.42	6.37	5.12	4.17	3.81	3.30
Principal Window	Jan26 - Sep33	Dec08 - Nov25	Aug07 - Sep20	Aug07 - Jan17	Nov07 - Apr13	Oct07 - Dec11	Apr07 - Nov10

Class M-7

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.82	10.22	7.34	5.69	4.48	4.03	3.45
Mod Durn	16.85	8.32	6.31	5.06	4.10	3.73	3.23
Principal Window	Jan26 - Aug33	Dec08 - Mar25	Aug07 - Jan20	Aug07 - Jun16	Oct07 - Dec12	Sep07 - Aug11	Mar07 - Aug10

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Class M-8

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.81	10.15	7.29	5.64	4.41	3.95	3.38
Mod Durn	15.74	8.01	6.11	4.92	3.98	3.60	3.13
Principal Window	Jan26 - Jul33	Dec08 - Jun24	Aug07 - May19	Aug07 - Dec15	Sep07 - Jul12	Aug07 - Apr11	Feb07 - Apr10

Class M-9

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.79	10.05	7.20	5.56	4.32	3.85	3.30
Mod Durn	15.73	7.95	6.05	4.86	3.91	3.53	3.06
Principal Window	Jan26 - May33	Dec08 - Apr23	Aug07 - May18	Jul07 - Feb15	Sep07 - Jan12	Jul07 - Nov10	Feb07 - Dec09

Class M-10

Fixed	0% HEP	10% HEP	15% HEP	20% HEP	30% HEP	35% HEP	40% HEP
ARMs	0% CPR	15% CPR	21% CPR	27% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.76	9.89	7.06	5.45	4.22	3.76	3.22
Mod Durn	15.72	7.87	5.97	4.78	3.83	3.45	2.99
Principal Window	Jan26 - Feb33	Dec08 - Dec21	Aug07 - Apr17	Jul07 - Apr14	Aug07 - May11	Jun07 - Apr10	Jan07 - Jun09

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BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 20 HEP for Fixed Rate Mortgages and

              27% CPR for Floating Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	41.0	25.63%	35.4	23.90%
Class M-2	33.6	23.25%	28.2	21.21%
Class M-3	29.4	21.67%	24.2	19.45%
Class M-4	23.5	19.08%	18.5	16.48%
Class M-5	20.6	17.61%	15.8	14.83%
Class M-6	18.3	16.32%	13.7	13.43%
Class M-7	16.6	15.30%	12.1	12.28%
Class M-8	14.6	14.01%	10.3	10.88%
Class M-9	13.1	12.97%	9.1	9.88%
Class M-10	12.1	12.24%	8.4	9.27%

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Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-Jul-04	4.85	4.85	48	25-Jun-08	5.54	3.42
2	25-Aug-04	5.67	5.60	49	25-Jul-08	5.60	3.71
3	25-Sep-04	5.66	5.50	50	25-Aug-08	5.54	3.52
4	25-Oct-04	5.71	5.30	51	25-Sep-08	5.54	3.60
5	25-Nov-04	5.65	5.18	52	25-Oct-08	5.61	3.59
6	25-Dec-04	5.70	4.98	53	25-Nov-08	5.55	3.46
7	25-Jan-05	5.64	4.89	54	25-Dec-08	5.61	3.55
8	25-Feb-05	5.64	4.71	55	25-Jan-09	5.55	3.45
9	25-Mar-05	5.80	4.76	56	25-Feb-09	5.55	3.43
10	25-Apr-05	5.62	4.36	57	25-Mar-09	5.73	4.11
11	25-May-05	5.67	4.51	58	25-Apr-09	5.55	3.31
12	25-Jun-05	5.61	3.96	59	25-May-09	5.61	3.59
13	25-Jul-05	5.66	3.96	60	25-Jun-09	5.55	3.27
14	25-Aug-05	5.60	3.63	61	25-Jul-09	5.61	3.58
15	25-Sep-05	5.59	3.69	62	25-Aug-09	5.55	3.33
16	25-Oct-05	5.64	3.55	63	25-Sep-09	5.55	3.42
17	25-Nov-05	5.58	3.38	64	25-Oct-09	5.61	3.42
18	25-Dec-05	5.62	3.36	65	25-Nov-09	5.55	3.29
19	25-Jan-06	5.59	3.27	66	25-Dec-09	5.61	3.39
20	25-Feb-06	5.59	3.87	67	25-Jan-10	5.55	3.31
21	25-Mar-06	5.75	4.27	68	25-Feb-10	5.55	3.24
22	25-Apr-06	5.57	3.64	69	25-Mar-10	5.74	3.96
23	25-May-06	5.62	3.66	70	25-Apr-10	5.55	3.14
24	25-Jun-06	5.55	3.53	71	25-May-10	5.61	3.45
25	25-Jul-06	5.60	3.62	72	25-Jun-10	5.55	3.12
26	25-Aug-06	5.53	3.59	73	25-Jul-10	5.62	3.47
27	25-Sep-06	5.52	3.57	74	25-Aug-10	5.56	3.20
28	25-Oct-06	5.57	3.51	75	25-Sep-10	5.56	3.30
29	25-Nov-06	5.50	3.34	76	25-Oct-10	5.62	3.30
30	25-Dec-06	5.55	3.36	77	25-Nov-10	5.56	3.19
31	25-Jan-07	5.48	3.24	78	25-Dec-10	5.62	3.28
32	25-Feb-07	5.50	3.65	79	25-Jan-11	5.56	3.20
33	25-Mar-07	5.68	4.20	80	25-Feb-11	5.56	3.13
34	25-Apr-07	5.48	3.37	81	25-Mar-11	5.74	3.87
35	25-May-07	5.53	3.78	82	25-Apr-11	5.56	3.02
36	25-Jun-07	5.45	3.37	83	25-May-11	5.62	3.32
37	25-Jul-07	5.50	3.64	84	25-Jun-11	5.56	2.98
38	25-Aug-07	5.43	3.55	85	25-Jul-11	5.62	3.32
39	25-Sep-07	5.47	3.65	86	25-Aug-11	5.56	3.04
40	25-Oct-07	5.56	3.69	87	25-Sep-11	5.56	3.14
41	25-Nov-07	5.51	3.57	88	25-Oct-11	5.62	3.13
42	25-Dec-07	5.58	3.66	89	25-Nov-11	5.56	3.02
43	25-Jan-08	5.53	3.56	90	25-Dec-11	5.62	3.12
44	25-Feb-08	5.53	3.60	91	25-Jan-12	5.56	3.03
45	25-Mar-08	5.66	4.04	92	25-Feb-12	5.56	2.95
46	25-Apr-08	5.54	3.47	93	25-Mar-12	5.69	3.49
47	25-May-08	5.60	3.72	94	25-Apr-12	5.57	2.85

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the servicing fee and cap fee), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jul-04	NA	49	25-Jul-08	11.00
2	25-Aug-04	9.25	50	25-Aug-08	10.78
3	25-Sep-04	9.25	51	25-Sep-08	10.77
4	25-Oct-04	9.25	52	25-Oct-08	11.12
5	25-Nov-04	9.25	53	25-Nov-08	10.76
6	25-Dec-04	9.25	54	25-Dec-08	11.11
7	25-Jan-05	9.25	55	25-Jan-09	10.74
8	25-Feb-05	9.25	56	25-Feb-09	10.87
9	25-Mar-05	9.25	57	25-Mar-09	12.03
10	25-Apr-05	9.25	58	25-Apr-09	10.86
11	25-May-05	9.25	59	25-May-09	11.21
12	25-Jun-05	9.25	60	25-Jun-09	10.84
13	25-Jul-05	9.25	61	25-Jul-09	11.19
14	25-Aug-05	9.25	62	25-Aug-09	10.82
15	25-Sep-05	9.25	63	25-Sep-09	10.81
16	25-Oct-05	9.25	64	25-Oct-09	11.17
17	25-Nov-05	9.25	65	25-Nov-09	10.80
18	25-Dec-05	9.25	66	25-Dec-09	11.15
19	25-Jan-06	9.25	67	25-Jan-10	10.78
20	25-Feb-06	9.25	68	25-Feb-10	10.77
21	25-Mar-06	9.25	69	25-Mar-10	11.91
22	25-Apr-06	9.25	70	25-Apr-10	10.75
23	25-May-06	9.25	71	25-May-10	11.10
24	25-Jun-06	9.25	72	25-Jun-10	10.74
25	25-Jul-06	9.25	73	25-Jul-10	11.08
26	25-Aug-06	9.25	74	25-Aug-10	10.72
27	25-Sep-06	9.25	75	25-Sep-10	10.71
28	25-Oct-06	9.25	76	25-Oct-10	11.06
29	25-Nov-06	9.25	77	25-Nov-10	10.69
30	25-Dec-06	9.25	78	25-Dec-10	11.04
31	25-Jan-07	9.25	79	25-Jan-11	10.67
32	25-Feb-07	9.46	80	25-Feb-11	10.67
33	25-Mar-07	10.47	81	25-Mar-11	11.80
34	25-Apr-07	9.45	82	25-Apr-11	10.65
35	25-May-07	9.76	83	25-May-11	10.99
36	25-Jun-07	9.44	84	25-Jun-11	10.63
37	25-Jul-07	9.79	85	25-Jul-11	10.98
38	25-Aug-07	10.08	86	25-Aug-11	10.61
39	25-Sep-07	10.07	87	25-Sep-11	10.60
40	25-Oct-07	10.40	88	25-Oct-11	10.95
41	25-Nov-07	10.06	89	25-Nov-11	10.59
42	25-Dec-07	10.39	90	25-Dec-11	10.93
43	25-Jan-08	10.09	91	25-Jan-12	10.57
44	25-Feb-08	10.68	92	25-Feb-12	10.56
45	25-Mar-08	11.41	93	25-Mar-12	11.28
46	25-Apr-08	10.67	94	25-Apr-12	10.54
47	25-May-08	11.01	95	25-May-12	10.88
48	25-Jun-08	10.65

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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MORTGAGE LOANS

The Mortgage Loans consist primarily of first lien 2/28 and 3/27 adjustable rate loans, first lien fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments primarily after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through April 2004.  The final pool will be approximately $320,000,000 (+/-10%).

ABSC 2004-HE4

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming) Summary	Group II (Non-Conforming) Summary

Current Balance	$332,567,012	$243,435,601	$89,131,410	$294,377,115	$38,189,897
Number of Loans	4,234	2,837	1,397	3,954	280
Average Current Balance	$78,547	$85,807	$63,802	$74,450	$136,392
Interest Only Loans	0.00%	0.00%	0.00%	0.00%	0.00%
Fixed Rate Loans	26.80%	0.00%	100.00%	24.99%	40.76%
Adjustable Rate Loans	73.20%	100.00%	0.00%	75.01%	59.24%
W.A. Coupon	7.853%	7.760%	8.107%	7.923%	7.313%
W.A. Margin	5.605%	5.605%	0.00%	5.546%	6.183%
W.A. Original LTV	86.59%	88.11%	82.43%	86.28%	89.01%
W.A. Original Term	354	359	341	355	353
W.A. Remaining Term	349	354	336	350	348
W.A. FICO	618	617	621	616	637
Owner Occupied	72.69%	73.19%	71.35%	71.41%	82.59%
First Lien Percentage	100.00%	100.00%	100.00%	100.00%	100.00%
Second Lien Percentage	0.00%	0.00%	0.00%	0.00%	0.00%
Top 5 States	FL(10%) IL(7%) CA(7%) MI(7%) OH(7%)	IL(9%) FL(9%) CA(8%) MI(8%) NJ(7%)	FL(13%) OH(12%) NY(8%) TX(6%) IN(6%)	FL(10%) MI(8%) IL(8%) OH(7%) NJ(7%)	CA(28%) NY(11%) FL(11%) IL(6%) TN(4%)
Conforming by Balance	92.75%	91.22%	96.90%	100.00%	36.82%
Non-Conforming by Balance	7.25%	8.78%	3.10%	0.00%	63.18%

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One set of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

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ABSC 2004-HE4 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

Principal Balance at Origination ($)	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
25,001 - 50,000	1,314	$59,159,803.00	17.76%
50,001 - 75,000	2,085	115,817,646.00	34.77
75,001 - 100,000	132	11,587,755.00	3.48
100,001 - 125,000	117	13,225,160.00	3.97
125,001 - 150,000	111	15,227,275.00	4.57
150,001 - 175,000	98	15,752,613.00	4.73
175,001 - 200,000	61	11,341,695.00	3.40
200,001 - 225,000	67	14,243,708.00	4.28
225,001 - 250,000	50	11,832,648.00	3.55
250,001 - 275,000	47	12,254,993.00	3.68
275,001 - 300,000	31	8,895,101.00	2.67
300,001 - 325,000	37	11,474,082.00	3.44
325,001 - 350,000	23	7,791,893.00	2.34
350,001 - 375,000	23	8,303,984.00	2.49
375,001 - 400,000	17	6,623,535.00	1.99
400,001 - 425,000	7	2,890,010.00	0.87
425,001 - 450,000	3	1,311,118.00	0.39
450,001 - 475,000	3	1,397,650.00	0.42
475,001 - 500,000	8	3,967,905.00	1.19
Total:	4,234	$333,098,574.00	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
25,001 - 50,000	1,332	$59,987,905.40	18.04%
50,001 - 75,000	2,067	114,742,410.00	34.50
75,001 - 100,000	132	11,567,230.13	3.48
100,001 - 125,000	117	13,202,260.88	3.97
125,001 - 150,000	113	15,499,512.09	4.66
150,001 - 175,000	97	15,601,086.80	4.69
175,001 - 200,000	60	11,145,391.87	3.35
200,001 - 225,000	69	14,669,716.98	4.41
225,001 - 250,000	48	11,362,664.09	3.42
250,001 - 275,000	49	12,783,944.42	3.84
275,001 - 300,000	30	8,630,832.23	2.60
300,001 - 325,000	36	11,154,906.51	3.35
325,001 - 350,000	26	8,824,584.28	2.65
350,001 - 375,000	22	7,986,674.22	2.40
375,001 - 400,000	15	5,860,831.12	1.76
400,001 - 425,000	7	2,883,615.65	0.87
425,001 - 450,000	3	1,308,582.75	0.39
450,001 - 475,000	3	1,395,732.16	0.42
475,001 - 500,000	8	3,959,130.15	1.19
Total:	4,234	$332,567,011.73	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
500 =	6	$317,199.71	0.10%
501 - 525	249	12,787,932.49	3.85
526 - 550	452	25,764,552.03	7.75
551 - 575	651	42,935,769.47	12.91
576 - 600	627	45,063,673.57	13.55
601 - 625	731	64,131,544.20	19.28
626 - 650	579	50,136,677.48	15.08
651 - 675	390	37,708,003.29	11.34
676 - 700	261	25,459,055.54	7.66
701 - 725	154	14,773,682.37	4.44
726 - 750	75	7,572,173.83	2.28
751 - 775	40	4,601,508.82	1.38
776 - 800	17	1,219,347.81	0.37
801 - 825	2	95,891.12	0.03
Total:	4,234	$332,567,011.73	100.00%
Weighted Average: 618

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (Months)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
120.000 - 180.000	174	$8,667,790.19	2.61%
181.000 - 240.000	50	2,601,722.50	0.78
300.000 - 360.000	4,010	321,297,499.04	96.61
Total:	4,234	$332,567,011.73	100.00%
Weighted Average: 354

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	174	$8,667,790.19	2.61%
181 – 348	50	2,601,722.50	0.78
349 >=	4,010	321,297,499.04	96.61
Total:	4,234	$332,567,011.73	100.00%
Weighted Average: 349

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	3,384	$249,979,231.40	75.17%
Two-to-Four Family	322	35,019,382.41	10.53
Condominium	244	19,537,055.30	5.87
PUD	130	19,652,250.99	5.91
Manufactured/Mobil	141	7,267,963.24	2.19
Single Family Attached	6	351,534.03	0.11
PUD - Attached	7	759,594.36	0.23
Total:	4,234	$332,567,011.73	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Investment Property	1,406	$87,215,658.47	26.22%
Primary Home	2,790	241,751,456.20	72.69
Second Home	38	3,599,897.06	1.08
Total:	4,234	$332,567,011.73	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	2,273	$232,895,805.79	70.03%
Refinance - Rate/Term	168	8,825,131.73	2.65
Refinance - Cashout	1,793	90,846,074.21	27.32
Total:	4,234	$332,567,011.73	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	141	$6,756,059.99	2.03%
50.001 - 60.000	148	7,309,236.24	2.20
60.001 - 70.000	313	15,576,840.14	4.68
70.001 - 80.000	796	40,069,918.44	12.05
80.001 - 90.000	2,109	162,842,220.62	48.97
90.001 - 100.000	727	100,012,736.30	30.07
Total:	4,234	$332,567,011.73	100.00%
Weighted Average by Original Balance: 86.59

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Florida	370	$32,794,280.47	9.86%
Illinois	278	24,751,637.21	7.44
California	124	24,345,019.82	7.32
Michigan	421	24,040,821.65	7.23
Ohio	395	22,616,243.91	6.80
New Jersey	102	20,809,865.78	6.26
Indiana	356	19,062,670.16	5.73
Texas	230	16,582,232.64	4.99
New York	99	16,465,461.34	4.95
Missouri	286	15,992,210.73	4.81
Other	1,573	115,106,568.02	34.61
Total:	4,234	$332,567,011.73	100.00%
Number of States Represented: 47

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Documentation	3,005	$209,564,453.26	63.01%
Limited Documentation	189	19,908,283.56	5.99
Stated	1,040	103,094,274.91	31.00
Total:	4,234	$332,567,011.73	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	1	$334,097.68	0.10%
5.001 - 5.500	13	2,900,957.61	0.87
5.501 - 6.000	52	7,949,472.37	2.39
6.001 - 6.500	151	20,002,546.90	6.01
6.501 - 7.000	355	40,885,265.50	12.29
7.001 - 7.500	579	56,237,857.55	16.91
7.501 - 8.000	804	65,402,296.74	19.67
8.001 - 8.500	801	56,543,124.21	17.00
8.501 - 9.000	738	43,739,438.87	13.15
9.001 - 9.500	399	21,187,269.35	6.37
9.501 - 10.000	190	9,954,752.81	2.99
10.001 - 10.500	69	3,466,556.16	1.04
10.501 - 11.000	37	1,831,192.99	0.55
11.001 - 11.500	18	876,574.82	0.26
11.501 - 12.000	13	590,983.15	0.18
12.001 - 12.500	9	417,447.93	0.13
12.501 - 13.000	4	192,177.09	0.06
13.001 - 13.500	1	55,000.00	0.02
Total:	4,234	$332,567,011.73	100.00%
Weighted Average: 7.853

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,397	$89,131,410.43	26.80%
10.501 - 11.000	1	334,097.68	0.10
11.001 - 11.500	9	2,235,877.46	0.67
11.501 - 12.000	37	6,986,749.76	2.10
12.001 - 12.500	95	14,875,035.59	4.47
12.501 - 13.000	245	31,915,651.49	9.60
13.001 - 13.500	422	44,351,644.75	13.34
13.501 - 14.000	577	50,250,316.37	15.11
14.001 - 14.500	556	41,346,556.25	12.43
14.501 - 15.000	476	29,377,147.98	8.83
15.001 - 15.500	238	12,794,147.90	3.85
15.501 - 16.000	102	5,167,453.61	1.55
16.001 - 16.500	37	1,807,695.63	0.54
16.501 - 17.000	15	749,757.20	0.23
17.001 - 17.500	8	363,233.34	0.11
17.501 - 18.000	9	400,122.11	0.12
18.001 - 18.500	5	232,937.09	0.07
18.501 - 19.000	4	192,177.09	0.06
19.001 - 19.500	1	55,000.00	0.02
Total:	4,234	$332,567,011.73	100.00%
Weighted Average: 13.760

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,397	$89,131,410.43	26.80%
4.001 - 4.500	1,533	108,329,787.13	32.57
4.501 - 5.000	6	535,053.34	0.16
5.001 - 5.500	3	159,862.35	0.05
5.501 - 6.000	4	442,531.00	0.13
6.001 - 6.500	1,284	133,442,010.12	40.12
6.501 - 7.000	2	199,239.75	0.06
7.001 - 7.500	5	327,117.61	0.10
Total:	4,234	$332,567,011.73	100.00%
Weighted Average: 5.605

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,397	$89,131,410.43	26.80%
2005-07	3	148,967.04	0.04
2005-08	3	222,819.10	0.07
2005-09	1	51,723.09	0.02
2005-10	9	840,398.02	0.25
2005-11	329	21,924,476.66	6.59
2005-12	550	68,197,461.46	20.51
2006-01	61	9,837,154.68	2.96
2006-02	650	51,524,311.25	15.49
2006-03	622	31,286,665.11	9.41
2006-04	46	2,590,705.00	0.78
2006-05	7	490,131.00	0.15
2006-10	1	55,106.03	0.02
2006-11	75	5,290,694.93	1.59
2006-12	137	19,487,290.17	5.86
2007-01	37	8,172,256.18	2.46
2007-02	163	15,373,329.52	4.62
2007-03	132	6,717,912.06	2.02
2007-04	6	288,750.00	0.09
2007-05	5	935,450.00	0.28
Total:	4,234	$332,567,011.73	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,030	$93,598,937.50	28.14%
7 -12	114	12,555,511.84	3.78
13 - 24	1,551	126,834,145.32	38.14
25 - 36	1,539	99,578,417.07	29.94
Total:	4,234	$332,567,011.73	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance
ARM 2/13	10	$505,647.00	0.15%
ARM 2/18	11	612,218.32	0.18
ARM 2/28	2,259	185,931,361.36	55.91
ARM 3/12	2	98,178.83	0.03
ARM 3/17	1	52,636.22	0.02
ARM 3/27	554	56,235,559.57	16.91
Fixed - 15 Year	162	8,063,964.36	2.42
Fixed - 20 Year	38	1,936,867.96	0.58
Fixed - 30 Year	1,197	79,130,578.11	23.79
Total:	4,234	$332,567,011.73	100.00%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	3,228	$268,380,762.01	80.70%
2	278	19,565,173.00	5.88
3	306	20,006,692.74	6.02
4	239	15,443,286.43	4.64
5	143	7,223,710.70	2.17
6	40	1,947,386.85	0.59
Total:	4,234	$332,567,011.73	100.00%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	4,234	$332,567,011.73	100.00%
Total:	4,234	$332,567,011.73	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

Principal Balance at Origination ($)	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
25,001 - 50,000	1,228	$55,326,610.00	18.77%
50,001 - 75,000	1,976	109,809,410.00	37.24
75,001 - 100,000	129	11,317,305.00	3.84
100,001 - 125,000	115	13,004,560.00	4.41
125,001 - 150,000	107	14,680,975.00	4.98
150,001 - 175,000	95	15,260,513.00	5.18
175,001 - 200,000	58	10,805,945.00	3.67
200,001 - 225,000	67	14,243,708.00	4.83
225,001 - 250,000	45	10,641,818.00	3.61
250,001 - 275,000	46	12,000,393.00	4.07
275,001 - 300,000	31	8,895,101.00	3.02
300,001 - 325,000	36	11,161,532.00	3.79
325,001 - 350,000	10	3,354,971.00	1.14
350,001 - 375,000	2	735,500.00	0.25
375,001 - 400,000	6	2,358,952.00	0.80
400,001 - 425,000	3	1,236,500.00	0.42
Total:	3,954	$294,833,793.00	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
25,001 - 50,000	1,242	$55,960,397.80	19.01%
50,001 - 75,000	1,962	108,942,915.19	37.01
75,001 - 100,000	129	11,297,217.04	3.84
100,001 - 125,000	115	12,982,082.56	4.41
125,001 - 150,000	109	14,954,164.81	5.08
150,001 - 175,000	94	15,110,080.87	5.13
175,001 - 200,000	57	10,610,568.90	3.60
200,001 - 225,000	69	14,669,716.98	4.98
225,001 - 250,000	43	10,173,509.20	3.46
250,001 - 275,000	48	12,529,810.44	4.26
275,001 - 300,000	30	8,630,832.23	2.93
300,001 - 325,000	35	10,843,742.25	3.68
325,001 - 350,000	10	3,348,264.70	1.14
350,001 - 375,000	3	1,109,218.03	0.38
375,001 - 400,000	5	1,980,158.60	0.67
400,001 - 425,000	3	1,234,435.49	0.42
Total:	3,954	$294,377,115.09	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
500 =	6	$317,199.71	0.11%
501 - 525	235	12,117,842.79	4.12
526 - 550	436	24,507,627.43	8.33
551 - 575	625	40,637,722.35	13.80
576 - 600	587	40,652,706.47	13.81
601 - 625	674	55,948,747.09	19.01
626 - 650	532	44,363,189.92	15.07
651 - 675	356	31,046,656.13	10.55
676 - 700	238	21,157,952.74	7.19
701 - 725	140	12,222,134.82	4.15
726 - 750	69	6,027,093.82	2.05
751 - 775	38	4,115,727.89	1.40
776 - 800	16	1,166,622.81	0.40
801 - 825	2	95,891.12	0.03
Total:	3,954	$294,377,115.09	100.00%
Weighted Average: 616

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (Months)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
120.000 - 180.000	145	$7,201,048.21	2.45%
181.000 - 240.000	49	2,560,389.37	0.87
300.000 - 360.000	3,760	284,615,677.51	96.68
Total:	3,954	$294,377,115.09	100.00%
Weighted Average: 355

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	145	$7,201,048.21	2.45%
181 - 348	49	2,560,389.37	0.87
349 >=	3,760	284,615,677.51	96.68
Total:	3,954	$294,377,115.09	100.00%
Weighted Average: 350

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	3,175	$222,037,634.12	75.43%
Two-to-Four Family	306	32,788,574.41	11.14
Condominium	228	17,367,660.53	5.90
PUD	112	14,945,217.92	5.08
Manufactured/Mobil	121	6,177,197.24	2.10
Single Family Attached	6	351,534.03	0.12
PUD - Attached	6	709,296.84	0.24
Total:	3,954	$294,377,115.09	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Investment Property	1,339	$80,912,903.89	27.49%
Primary Home	2,578	210,210,527.30	71.41
Second Home	37	3,253,683.90	1.11
Total:	3,954	$294,377,115.09	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	2,121	$201,111,324.04	68.32%
Refinance - Rate/Term	155	8,168,490.26	2.77
Refinance - Cashout	1,678	85,097,300.79	28.91
Total:	3,954	$294,377,115.09	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	127	$6,085,796.82	2.07%
50.001 - 60.000	136	6,701,302.49	2.28
60.001 - 70.000	295	14,714,229.68	5.00
70.001 - 80.000	753	37,902,091.50	12.88
80.001 - 90.000	1,979	144,962,118.82	49.24
90.001 - 100.000	664	84,011,575.78	28.54
Total:	3,954	$294,377,115.09	100.00%
Weighted Average by Original Balance: 86.27

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Florida	341	$28,674,146.56	9.74%
Michigan	410	22,768,870.90	7.73
Illinois	267	22,650,132.56	7.69
Ohio	376	21,626,273.76	7.35
New Jersey	96	19,328,084.79	6.57
Indiana	345	18,365,155.86	6.24
Texas	216	15,358,757.73	5.22
Missouri	267	14,537,774.16	4.94
California	91	13,476,026.59	4.58
New York	85	12,178,089.94	4.14
Other	1,460	105,413,802.24	35.81
Total:	3,954	$294,377,115.09	100.00%
Number of States Represented: 46

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Documentation	2,809	$187,122,097.77	63.57%
Limited Documentation	173	17,429,696.53	5.92
Stated	972	89,825,320.79	30.51
Total:	3,954	$294,377,115.09	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
5.001 - 5.500	10	$1,494,653.56	0.51%
5.501 - 6.000	41	4,594,979.83	1.56
6.001 - 6.500	134	15,327,742.72	5.21
6.501 - 7.000	327	35,120,526.66	11.93
7.001 - 7.500	538	48,986,827.71	16.64
7.501 - 8.000	754	58,974,873.50	20.03
8.001 - 8.500	757	52,379,359.05	17.79
8.501 - 9.000	696	41,104,642.78	13.96
9.001 - 9.500	376	20,046,460.43	6.81
9.501 - 10.000	180	9,473,260.77	3.22
10.001 - 10.500	66	3,273,629.11	1.11
10.501 - 11.000	32	1,567,225.98	0.53
11.001 - 11.500	17	832,324.82	0.28
11.501 - 12.000	13	590,983.15	0.20
12.001 - 12.500	9	417,447.93	0.14
12.501 - 13.000	4	192,177.09	0.07
Total:	3,954	$294,377,115.09	100.00%
Weighted Average: 7.923

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,186	$73,564,815.94	24.99%
11.001 - 11.500	7	1,249,370.89	0.42
11.501 - 12.000	28	3,922,207.83	1.33
12.001 - 12.500	87	11,766,748.06	4.00
12.501 - 13.000	233	27,992,943.23	9.51
13.001 - 13.500	406	39,026,553.62	13.26
13.501 - 14.000	567	46,859,966.77	15.92
14.001 - 14.500	549	39,368,745.66	13.37
14.501 - 15.000	473	28,918,239.12	9.82
15.001 - 15.500	238	12,794,147.90	4.35
15.501 - 16.000	102	5,167,453.61	1.76
16.001 - 16.500	37	1,807,695.63	0.61
16.501 - 17.000	15	749,757.20	0.25
17.001 - 17.500	8	363,233.34	0.12
17.501 - 18.000	9	400,122.11	0.14
18.001 - 18.500	5	232,937.09	0.08
18.501 - 19.000	4	192,177.09	0.07
Total:	3,954	$294,377,115.09	100.00%
Weighted Average: 13.841

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,186	$73,564,815.94	24.99%
4.001 - 4.500	1,520	104,757,871.93	35.59
4.501 - 5.000	6	535,053.34	0.18
5.001 - 5.500	3	159,862.35	0.05
5.501 - 6.000	4	442,531.00	0.15
6.001 - 6.500	1,228	114,390,623.17	38.86
6.501 - 7.000	2	199,239.75	0.07
7.001 - 7.500	5	327,117.61	0.11
Total:	3,954	$294,377,115.09	100.00%
Weighted Average: 5.546

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,186	$73,564,815.94	24.99%
2005-07	3	148,967.04	0.05
2005-08	3	222,819.10	0.08
2005-09	1	51,723.09	0.02
2005-10	8	436,791.00	0.15
2005-11	324	21,033,456.06	7.15
2005-12	523	58,123,518.00	19.74
2006-01	57	8,486,417.32	2.88
2006-02	637	47,425,217.50	16.11
2006-03	619	31,124,115.11	10.57
2006-04	45	2,545,705.00	0.86
2006-05	7	490,131.00	0.17
2006-10	1	55,106.03	0.02
2006-11	74	4,956,390.52	1.68
2006-12	128	16,293,432.04	5.53
2007-01	33	6,558,118.76	2.23
2007-02	163	15,373,329.52	5.22
2007-03	132	6,717,912.06	2.28
2007-04	6	288,750.00	0.10
2007-05	4	480,400.00	0.16
Total:	3,954	$294,377,115.09	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	970	$84,381,759.62	28.66%
7 –12	102	10,056,703.29	3.42
13 – 24	1,491	112,223,151.99	38.12
25 – 36	1,391	87,715,500.19	29.80
Total:	3,954	$294,377,115.09	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance
ARM 2/13	10	$505,647.00	0.17%
ARM 2/18	11	612,218.32	0.21
ARM 2/28	2,205	168,905,409.17	57.38
ARM 3/12	2	98,178.83	0.03
ARM 3/17	1	52,636.22	0.02
ARM 3/27	539	50,638,209.61	17.20
Fixed - 15 Year	133	6,597,222.38	2.24
Fixed - 20 Year	37	1,895,534.83	0.64
Fixed - 30 Year	1,016	65,072,058.73	22.10
Total:	3,954	$294,377,115.09	100.00%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	3,008	$236,333,717.42	80.28%
2	256	16,530,042.69	5.62
3	293	18,613,302.06	6.32
4	225	14,282,715.22	4.85
5	133	6,724,950.85	2.28
6	39	1,892,386.85	0.64
Total:	3,954	$294,377,115.09	100.00%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	3,954	$294,377,115.09	100.00%
Total:	3,954	$294,377,115.09	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

Principal Balance at Origination ($)	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
25,001 - 50,000	86	$3,833,193.00	10.02%
50,001 - 75,000	109	6,008,236.00	15.70
75,001 - 100,000	3	270,450.00	0.71
100,001 - 125,000	2	220,600.00	0.58
125,001 - 150,000	4	546,300.00	1.43
150,001 - 175,000	3	492,100.00	1.29
175,001 - 200,000	3	535,750.00	1.40
225,001 - 250,000	5	1,190,830.00	3.11
250,001 - 275,000	1	254,600.00	0.67
300,001 - 325,000	1	312,550.00	0.82
325,001 - 350,000	13	4,436,922.00	11.60
350,001 - 375,000	21	7,568,484.00	19.78
375,001 - 400,000	11	4,264,583.00	11.14
400,001 - 425,000	4	1,653,510.00	4.32
425,001 - 450,000	3	1,311,118.00	3.43
450,001 - 475,000	3	1,397,650.00	3.65
475,001 - 500,000	8	3,967,905.00	10.37
Total:	280	$38,264,781.00	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
25,001 - 50,000	90	$4,027,507.60	10.55%
50,001 - 75,000	105	5,799,494.81	15.19
75,001 - 100,000	3	270,013.09	0.71
100,001 - 125,000	2	220,178.32	0.58
125,001 - 150,000	4	545,347.28	1.43
150,001 - 175,000	3	491,005.93	1.29
175,001 - 200,000	3	534,822.97	1.40
225,001 - 250,000	5	1,189,154.89	3.11
250,001 - 275,000	1	254,133.98	0.67
300,001 - 325,000	1	311,164.26	0.81
325,001 - 350,000	16	5,476,319.58	14.34
350,001 - 375,000	19	6,877,456.19	18.01
375,001 - 400,000	10	3,880,672.52	10.16
400,001 - 425,000	4	1,649,180.16	4.32
425,001 - 450,000	3	1,308,582.75	3.43
450,001 - 475,000	3	1,395,732.16	3.65
475,001 - 500,000	8	3,959,130.15	10.37
Total:	280	$38,189,896.64	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
501 - 525	14	$670,089.70	1.75%
526 - 550	16	1,256,924.60	3.29
551 - 575	26	2,298,047.12	6.02
576 - 600	40	4,410,967.10	11.55
601 - 625	57	8,182,797.11	21.43
626 - 650	47	5,773,487.56	15.12
651 - 675	34	6,661,347.16	17.44
676 - 700	23	4,301,102.80	11.26
701 - 725	14	2,551,547.55	6.68
726 - 750	6	1,545,080.01	4.05
751 - 775	2	485,780.93	1.27
776 - 800	1	52,725.00	0.14
Total:	280	$38,189,896.64	100.00%
Weighted Average: 637

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (Months)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
120.000 - 180.000	29	$1,466,741.98	3.84%
181.000 - 240.000	1	41,333.13	0.11
300.000 - 360.000	250	36,681,821.53	96.05
Total:	280	$38,189,896.64	100.00%
Weighted Average: 353

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	29	$1,466,741.98	3.84%
181 - 348	1	41,333.13	0.11
349 >=	250	36,681,821.53	96.05
Total:	280	$38,189,896.64	100.00%
Weighted Average: 348

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	209	$27,941,597.28	73.16%
Two-to-Four Family	16	2,230,808.00	5.84
Condominium	16	2,169,394.77	5.68
PUD	18	4,707,033.07	12.33
Manufactured/Mobil	20	1,090,766.00	2.86
PUD - Attached	1	50,297.52	0.13
Total:	280	$38,189,896.64	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Investment Property	67	$6,302,754.58	16.50%
Primary Home	212	31,540,928.90	82.59
Second Home	1	346,213.16	0.91
Total:	280	$38,189,896.64	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	152	$31,784,481.75	83.23%
Refinance - Rate/Term	13	656,641.47	1.72
Refinance - Cashout	115	5,748,773.42	15.05
Total:	280	$38,189,896.64	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	14	$670,263.17	1.76%
50.001 - 60.000	12	607,933.75	1.59
60.001 - 70.000	18	862,610.46	2.26
70.001 - 80.000	43	2,167,826.94	5.68
80.001 - 90.000	130	17,880,101.80	46.82
90.001 - 100.000	63	16,001,160.52	41.90
Total:	280	$38,189,896.64	100.00%
Weighted Average by Original Balance: 89.01

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	33	$10,868,993.23	28.46%
New York	14	4,287,371.40	11.23
Florida	29	4,120,133.91	10.79
Illinois	11	2,101,504.65	5.50
Tennessee	26	1,682,214.82	4.40
New Jersey	6	1,481,780.99	3.88
Missouri	19	1,454,436.57	3.81
Michigan	11	1,271,950.75	3.33
Texas	14	1,223,474.91	3.20
Washington	4	1,148,477.08	3.01
Other	113	8,549,558.33	22.39
Total:	280	$38,189,896.64	100.00%
Number of States Represented: 39

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Documentation	196	$22,442,355.49	58.77%
Limited Documentation	16	2,478,587.03	6.49
Stated	68	13,268,954.12	34.74
Total:	280	$38,189,896.64	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	1	$334,097.68	0.87%
5.001 - 5.500	3	1,406,304.05	3.68
5.501 - 6.000	11	3,354,492.54	8.78
6.001 - 6.500	17	4,674,804.18	12.24
6.501 - 7.000	28	5,764,738.84	15.09
7.001 - 7.500	41	7,251,029.84	18.99
7.501 - 8.000	50	6,427,423.24	16.83
8.001 - 8.500	44	4,163,765.16	10.90
8.501 - 9.000	42	2,634,796.09	6.90
9.001 - 9.500	23	1,140,808.92	2.99
9.501 - 10.000	10	481,492.04	1.26
10.001 - 10.500	3	192,927.05	0.51
10.501 - 11.000	5	263,967.01	0.69
11.001 - 11.500	1	44,250.00	0.12
13.001 - 13.500	1	55,000.00	0.14
Total:	280	$38,189,896.64	100.00%
Weighted Average: 7.313

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	211	$15,566,594.49	40.76%
10.501 - 11.000	1	334,097.68	0.87
11.001 - 11.500	2	986,506.57	2.58
11.501 - 12.000	9	3,064,541.93	8.02
12.001 - 12.500	8	3,108,287.53	8.14
12.501 - 13.000	12	3,922,708.26	10.27
13.001 - 13.500	16	5,325,091.13	13.94
13.501 - 14.000	10	3,390,349.60	8.88
14.001 - 14.500	7	1,977,810.59	5.18
14.501 - 15.000	3	458,908.86	1.20
19.001 - 19.500	1	55,000.00	0.14
Total:	280	$38,189,896.64	100.00%
Weighted Average: 12.967

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	211	$15,566,594.49	40.76%
4.001 - 4.500	13	3,571,915.20	9.35
6.001 - 6.500	56	19,051,386.95	49.89
Total:	280	$38,189,896.64	100.00%
Weighted Average: 6.183

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	211	$15,566,594.49	40.76%
2005-10	1	403,607.02	1.06
2005-11	5	891,020.60	2.33
2005-12	27	10,073,943.46	26.38
2006-01	4	1,350,737.36	3.54
2006-02	13	4,099,093.75	10.73
2006-03	3	162,550.00	0.43
2006-04	1	45,000.00	0.12
2006-11	1	334,304.41	0.88
2006-12	9	3,193,858.13	8.36
2007-01	4	1,614,137.42	4.23
2007-05	1	455,050.00	1.19
Total:	280	$38,189,896.64	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	60	$9,217,177.88	24.14%
7 –12	12	2,498,808.55	6.54
13 – 24	60	14,610,993.33	38.26
25 – 36	148	11,862,916.88	31.06
Total:	280	$38,189,896.64	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance
ARM 2/28	54	$17,025,952.19	44.58%
ARM 3/27	15	5,597,349.96	14.66
Fixed - 15 Year	29	1,466,741.98	3.84
Fixed - 20 Year	1	41,333.13	0.11
Fixed - 30 Year	181	14,058,519.38	36.81
Total:	280	$38,189,896.64	100.00%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	220	$32,047,044.59	83.91%
2	22	3,035,130.31	7.95
3	13	1,393,390.68	3.65
4	14	1,160,571.21	3.04
5	10	498,759.85	1.31
6	1	55,000.00	0.14
Total:	280	$38,189,896.64	100.00%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	280	$38,189,896.64	100.00%
Total:	280	$38,189,896.64	100.00%